Exhibit 99.1

Supplemental Information
For the Period Ending 6-30-03

Forward Looking Statement

     This document contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe” or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company’s actual future results may differ materially from those set forth in the Company’s forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission and in the Company’s other written materials.

Supplemental Information — St. Joe Commercial
For the Period Ending 6-30-03

St. Joe Commercial
Land Positions Held for Investment
June 30, 2003
($ in thousands)

		Net	Entitled	Original
	Market	Acres	Sq. Ft.	Cost

Southeast
Glenlake	Atlanta, GA	9.8	700,000
Parkstone Plaza	Chantilly, VA	19.1	240,000
Oak Park at Westchase	Houston, TX	31.9	823,000

		60.8	1,763,000

Northeast Florida
Golfway Center	St. Augustine, FL	13.9	167,500
Southbank (Currington)	Jacksonville, FL	0.3	—

		14.2	167,500

Central Florida
Millenia Park	Orlando, FL	21.7	592,000

South Florida
Beacon Square at Boca	Boca Raton, FL	14.0	264,000

Total		110.7	2,786,500	$43,000

St. Joe Commercial
Projects Under Development
June 30, 2003

						Construction
				Net Rentable		Completion	Stabilization
	Market	Ownership %		Square Feet	Leased %	Date	Date

Northwest Florida
Bechrich Office Two	Panama City Beach, FL	100%		35,000	0%	3Q/03	3Q/04
SouthWood Village	Tallahassee, FL	0%	(a)	62,800	73%	3Q/03	1Q/04
WaterColor Crossings	Walton County, FL	0%	(a)	43,200	67%	4Q/03	2Q/04

Total				141,000

(a)	Project presold; represents a third party project.

St. Joe Commercial
Portfolio of Operating Properties
June 30, 2003
($ in thousands)

					Net
				# of	Rentable	Leased
	Date Acquired/	Market	Ownership %	Buildings	Sq. Ft.	Percentage
Investment Property Portfolio	Completed

Prestige Place	December-99	Clearwater, FL	100%	2	143,000	83%
Harbourside	December-99	Clearwater, FL	100%	1	147,000	93%
Lakeview	May-00	Tampa, FL	100%	1	125,000	77%
Palm Court	July-00	Tampa, FL	100%	1	62,000	67%
Westside Corporate Center	October-00	Plantation, FL	100%	1	100,000	84%
280 Interstate North	January-01	Atlanta, GA	100%	1	126,000	67%
Southhall Center	April-01	Orlando, FL	100%	1	155,000	88%
1133 20th Street, NW	September-01	Washington, DC	100%	1	119,000	99%
1750 K Street	December-01	Washington, DC	100%	1	152,000	92%
Millenia Park One	May-02	Orlando, FL	100%	1	158,000	57%
Beckrich Office One	October-02	Panama City Beach, FL	100%	1	34,000	88%
5660 New Northside	December-02	Atlanta, GA	100%	1	275,000	89%
SouthWood Office One	June-03	Tallahassee, FL	100%	1	88,000	50%

				14	1,684,000	81%

Development Property Portfolio

TNT Logistics	February-02	Jacksonville, FL	100%	1	99,000	77%
245 Riverside		Jacksonville, FL	100%	1	134,000	38%
Alliance Bank Building	n/a	Orlando, FL	50%	1	71,000	56%
355 Alhambra	June-01	Coral Gables, FL	45%	1	224,000	65%
Deerfield Commons I	April-00	Atlanta, GA	40%	1	122,000	76%
Westchase Corporate Center	August-99	Houston, TX	93%	1	184,000	92%

				6	834,000	69%

Total				20	2,518,000	77%

St. Joe Commercial
Portfolio of Operating Properties -
Leasing Expirations
June 30, 2003

					Lease Expirations
			Net
			Rentable	Leased						2008 and
	Market	Ownership %	Sq. Ft.	Percentage	2003	2004	2005	2006	2007	Thereafter

Investment Property Portfolio
Prestige Place	Clearwater, FL	100%	143,000	83%	22,000	33,000	11,000	17,000	4,000	32,000
Harbourside	Clearwater, FL	100%	147,000	93%	3,000	38,000	16,000	8,000	23,000	49,000
Lakeview	Tampa, FL	100%	125,000	77%	1,000	7,000	13,000	3,000	5,000	68,000
Palm Court	Tampa, FL	100%	62,000	67%	4,000	—	—	23,000	—	13,000
Westside Corporate Center	Plantation, FL	100%	100,000	84%	11,000	10,000	29,000	22,000	6,000	6,000
280 Interstate North	Atlanta, GA	100%	126,000	67%	—	14,000	51,000	11,000	—	9,000
Southhall Center	Orlando, FL	100%	155,000	88%	68,000	21,000	17,000	3,000	7,000	21,000
1133 20th Street, NW	Washington, DC	100%	119,000	99%	—	5,000	8,000	89,000	15,000	—
1750 K Street	Washington, DC	100%	152,000	92%	17,000	—	—	3,000	6,000	114,000
Millenia Park One	Orlando, FL	100%	158,000	57%	—	—	35,000	10,000	16,000	30,000
Beckrich Office One	Panama City Beach, FL	100%	34,000	88%	—	—	—	—	25,000	5,000
5660 New Northside	Atlanta, GA	100%	275,000	89%	2,000	5,000	120,000	4,000	10,000	103,000
SouthWood Office One	Tallahassee, FL	100%	88,000	50%	—	—	—	—	—	44,000

			1,684,000	81%	128,000	133,000	300,000	193,000	117,000	494,000

Development Property Portfolio
TNT Logistics	Jacksonville, FL	100%	99,000	77%	—	—	—	—	—	77,000
245 Riverside	Jacksonville, FL	100%	134,000	38%	—	—	—	—	—	51,000
Alliance Bank Building	Orlando, FL	50%	71,000	56%	19,000	3,000	8,000	9,000	—	—
355 Alhambra	Coral Gables, FL	45%	224,000	65%	—	—	—	55,000	40,000	51,000
Deerfield Commons I	Atlanta, GA	50%	122,000	76%	—	—	23,000	20,000	—	49,000
Westchase Corporate Center	Houston, TX	93%	184,000	92%	1,000	—	85,000	37,000	38,000	9,000

			834,000	69%	20,000	3,000	116,000	121,000	78,000	237,000

Total			2,518,000	77%	148,000	136,000	416,000	314,000	195,000	731,000

					8%	7%	21%	16%	10%	38%

St. Joe Commercial
Portfolio of Operating Properties
June 30, 2003
($ in thousands)

				Net
		Number of		Rentable	Leased
	Market	Properties	Ownership %	Sq. Ft.	Percentage

Investment Property Portfolio
Tampa:
Prestige Place I & II	Clearwater, FL		100%	143,000	83%
Harbourside	Clearwater, FL		100%	147,000	93%
Lakeview	Tampa, FL		100%	125,000	77%
Palm Court	Tampa, FL		100%	62,000	67%

Total Tampa		5		477,000	83%

Orlando:
Southhall Center	Orlando, FL		100%	155,000	88%
Millenia Park One	Orlando, FL		100%	158,000	57%

Total Orlando		2		313,000	72%

Florida — Other:
Westside Corporate Center	Plantation, FL		100%	100,000	84%
SouthWood Office One	Tallahassee, FL		100%	88,000	50%
Beckrich Office One	Panama City Beach, FL		100%	34,000	88%

Total Florida — Other		3		222,000	71%

TOTAL Florida		10		1,012,000	77%

Atlanta:
280 Interstate North	Atlanta, GA		100%	126,000	67%
5660 New Northside	Atlanta, GA		100%	275,000	89%

Total Atlanta		2		401,000	82%

Washington, DC:
1133 20th Street, NW	Washington, DC		100%	119,000	99%
1750 K Street	Washington, DC		100%	152,000	92%

Total Washington, DC		2		271,000	95%

GRAND TOTAL INVESTMENT PROPERTIES		14		1,684,000	81%

Supplemental Information — Residential
For the Period Ending 6-30-03

	Walton County					Bay County

St. Joe/Arvida Description of Communities	WaterColor	WaterSound Beach	WaterSound	East Lake Powell	Camp Creek Golf Club	Hammocks	Palmetto Trace
As of June 30, 2003
Year Sales Begin	2000	2001	2004	2005	2008	2000	2001
Year of Completion	2007	2006	2011	2008	2008	2007	2009
Acres In Community	499	256	1,443	181	1,028	143	138
Total Planned Units			Estimated	Entitled
Arvida Built	327	200	409	for up to		354	523
Retail Lots/Outside Builder	813	299	611	350 units	TBD	109	0

Total	1,140	499	1,020			463	523
Sales, As Of June 30, 2003
Arvida Built	137	79	0	0	0	126	130
Retail Lots/Outside Builder	348	171	0	0	0	66	0

Total	485	250	0	0	0	192	130
Remaining To Be Sold
Arvida Built	190	121				228	393
Retail Lots/Outside Builder	465	128	TBD	TBD	TBD	43	0

Total	655	249				271	393
Contracts On Hand (unclosed)
Arvida Built	20	79	0	0	0	30	54
Retail Lots/Outside Builder	17	34	0	0	0	1	0

Total	37	113	0	0	0	31	54
Arvida-Built House Pricing (In Thousands)	$400-$1,000+	$500-$1,000+	$325-$520+	$175-$400+		$100-$180+	$105-$200+
					TBD
Lot Pricing (In Thousands)	$150-$1,000+	$200-$1000+	$85-$265+	$100-$200+		$30-$35
Amenities	Resort	Resort	Golf	Lake Amenity	36 Holes of Golf	Tot lots	Pool
	Beach Club	Beach Club	Tennis facility	Clubhouse	Clubhouse	Bike Paths
	Boat House	Tennis Facility	Aquatic facilities	Beach access
	Tennis Facility	Pedestrian Trails	Parks
	Parks	Parks	Beach access
	Pedestrian Trails		Pedestrian Trails

	Gulf County			Capital Region
St. Joe/Arvida
Description of Communities	WindMark Beach, PH1	Mexico Beach	WindMark Beach, PH2	SouthWood	SummerCamp
As of June 30, 2003
Year Sales Begin	2001	TBD	2005	2000	2004
				After
Year of Completion	2003	TBD	2015	2017	2012
		Phase I
Acres In Community	80	160	2,000	3,770	782
				4,770
Total Planned Units			Estimated	Residential	Estimated
Arvida Built	1		372	Units	253
Retail Lots/Outside Builder	109	TBD	1,178	Per DRI	246

Total	110		1,550		499
Sales, As Of June 30, 2003
Arvida Built	0	0	0	327	0
Retail Lots/Outside Builder	98	0	0	169	0

Total	98	0	0	496	0
Remaining To Be Sold
Arvida Built	1				253
Retail Lots/Outside Builder	11	TBD	TBD	TBD	246

Total	12				499
Contracts On Hand (unclosed)
Arvida Built	0	0	0	125	0
Retail Lots/Outside Builder	5	0	0	11	0

Total	5	0	0	136	0
Arvida-Built House Pricing (In Thousands)	$950	TBD	$315-$550+	$115-$400+	$310-$735+
Lot Pricing (In Thousands)	$90-$900+	TBD	$120-$700+	$40-$150+	$100-$600+
Amenities	Beach club	TBD	18 holes of golf	18 holes of golf	Beach club
	Community dock		Pedestrian trails	Pedestrian trails	Pedestrian trails
			Beach club	Aquatic facility
			Community dock	Tennis facility
			Tennis facility	Clubhouse (AA)
				Beach access

	Jacksonville				Central Florida		MidAtlantic Operations
St. Joe/Arvida
Description of Communities As of	James Island	St. John’s G. & C.C.	RiverTown	Hampton Park	Victoria Park	Celebration	Including Saussy Burbank
June 30, 2003
Year Sales Begin	1999	2001	2000	2001	2001	2003	1999
					After
Year of Completion	2003	2006	2015	2005	2012	2007	Ongoing
Acres In Community	194	820	4,200	150	1,859	160	N/A
Total Planned Units			DRI
Arvida Built	365	564	submitted	158	Over	572
Retail Lots/Outside Builder	0	235	for 4,500	0	4,000	44	N/A

Total	365	799	units	158	Per DRI	616
Sales, As Of June 30, 2003
Arvida Built	349	308	0	92	228	0	277
Retail Lots/Outside Builder	0	134	23	0	41	0	19

Total	349	442	23	92	269	0	296
Remaining To Be Sold
Arvida Built	16	256		66		572
Retail Lots/Outside Builder	0	101	TBD	0	TBD	44	N/A

Total	16	357		66		616
Contracts On Hand (unclosed)
Arvida Built	22	84	0	39	89	0	157
Retail Lots/Outside Builder	0	23	0	0	3	0	0

Total	22	107	0	39	92	0	157
Arvida-Built House Pricing (In Thousands)	$220-$400+	$210-$400+	$125-$325+	$235-$400+	$140-$250+	$225-$370+	$110-$380
Lot Pricing (In Thousands)		$30-$90+	$55-$400+		$45-$80+	$80-125+
Amenities	Tennis facility	18 holes of golf	18 holes of golf	Pool	18 holes of golf	Clubhouse	Varies By
	Pool	Clubhouse	Village Center	Tot lot	Golf Clubhouse	Swimming Pool	Community
	Sports fields	Aquatic facility	Pedestrian Trails		Clubhouse (AA)	Pedestrian trails
	Tot lot	Sports fields	Swim &		Aquatic facility
		Tot lots	Tennis Facility		Sports fields
			Riverfront Park		Village Center